Aztec Oil & Gas, Inc.
One Riverway, Suite 1580, Houston, Texas 77056
Telephone Number: (713) 335-1850
Fax Number: (713) 335-1853

Quarterly Report
For the Period Ended May 31, 2011

Quarterly Report
Period Ending May 31, 2011

Item 1 Exact name of the issuer and the address of its principal executive offices.
Aztec Oil & Gas, Inc.
One Riverway, Ste 1580
Houston, TX 77056

Item 2 Shares outstanding.
	Period end date;	Number of shares authorized	Number of shares outstanding*
Common Stock	May 31, 2011	100,000,000	37,129,285

Series A Preferred	May 31, 2011	100,000	100,000
*All outstanding shares are freely tradable.

Item 3 Interim financial statements
SCHMUCK, SMITH, TEES & COMPANY
A PROFESSIONAL CORPORATION
CERTIFIED PUBLIC ACCOUNTANTS
3500 WASHINGTON AVE., SUITE 200
HOUSTON, TEXAS  77007-5945
(713) 880-4900
FAX (713) 880-4910

To the Board of Directors
Aztec Oil & Gas Corporation, Inc.
Houston, Texas

We have compiled the accompanying consolidated balance sheet of Aztec Oil & Gas, Inc. (“the Company”) as of May 31, 2011, and the related consolidated statements of operations, equity and cash flow for the then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management.  We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit some of the disclosures required by generally accepted principles.  If the omitted disclosures were included in the financial statements, they might influence the user’s conclusions about the Company’s financial position, results of operations, and cash flows.  Accordingly these financial statements are not designed for those who are not informed about such matters.

The August 31, 2010 financial statements of Aztec Oil & Gas, Inc. were audited by other accountants whose reports stated that they were not aware of any material modifications that should be made to those statements in order for them to be in conformity with general accepted accounting principles.

 We are not independent with respect to Aztec Oil & Gas, Inc.

SCHMUCK, SMITH, TEES & CO., P.C.

July 15, 2011

  AZTEC OIL & GAS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
	May 31,	August 31,
ASSETS	2011	2010
Current assets:
Cash	$5,253,905	$4,933,924
Accounts receivable	49,757	25,787
Accounts receivable - related party	383,011	239,758
Prepaid expenses and other current assets	136,149	72,458
Total current assets	5,822,822	5,271,927

Non-current assets:
Oil and natural gas properties, successful efforts method of accounting, net
of accumulated depletion of $4,545,809 and $4,167,146, respectively	17,480,004	5,765,690
Property and equipment, net of
accumulated depreciation of $11,618 and $6,975, respectively	26,060	6,556
Advances for oil and gas costs – related party	1,252,203	389,720
Advances for oil and gas costs	9,177	-
TOTAL ASSETS	$24,590,266	$11,433,893

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$424,636	$327,523
Accounts payable and accrued liabilities – related party	912,080	1,029,511
Salary payable	378,000	394,887
Notes payable and line of credit	3,230	167,357
Interest payable – related parties	207,842	178,174
Common stock payable	63,104	55,604
Other payables	13,162	-
Asset retirement obligations	12,143	7,497
Total current liabilities	2,014,197	2,160,553

Long-Term Liabilities
Asset retirement obligations	98,480	72,889
Notes payable to related parties	705,907	881,743
Total long-term liabilities	804,387	954,632
Total liabilities	2,818,584	3,115,185

Equity
Preferred stock, Series A, $.001 par value, 100,000 shares authorized, issued
and outstanding respectively	100	100
Common stock, $.001 par value, 100,000,000 shares authorized, 37,129,285
and 36,511,608 shares issued and outstanding, respectively	37,129	36,511
Additional paid-in capital	5,096,493	4,933,651
Accumulated deficit	(12,859,467)	(11,266,722)
Total Aztec Oil & Gas, Inc. deficit	(7,725,745)	(6,296,460)
Non-controlling interest	29,497,427	14,615,168
Total equity	21,771,682	8,318,708
TOTAL LIABILITIES AND EQUITY	$24,590,266	$11,433,893

See accountants’ report

AZTEC OIL & GAS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	May 31,	May 31,	May 31,	May 31,
	2011	2010	2011	2010
Oil and natural gas sales	$621,649	$105,520	$1,373,572	$164,110

General and administrative	514,545	725,786	1,762,959	1,841,538
Lease operating expenses	491,534	79,396	985,802	123,751
Depreciation, depletion, amortization and accretion	117,309	22,019	386,843	55,384
Total operating expenses	1,123,388	827,201	3,135,604	2,020,673

Interest expense	(14,594)	(17,898)	(47,797)	(57,072)
Total other expense	(14,594)	(17,898)	(47,797)	(57,072)

Net loss	(516,333)	(739,579)	(1,809,829)	(1,913,635)
Non-controlling interest	27,608	48,562	217,084	101,888
Net loss attributable to Aztec Oil & Gas, Inc.	$(488,725)	$(691,017)	$(1,592,745)	$(1,811,747)

Basic and diluted loss per share	(0.01)	(0.02)	(0.04)	(0.05)

Weighted average shares outstanding – basic and diluted	36,919,023	36,186,011	36,920,587	35,397,373

See accountant’s report.

AZTEC OIL & GAS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended
	May 31,	May 31,
	2011	2010
Cash flows used in operating activities
Net loss	$ (1,809,829)	$ (1,913,635)
Adjustments to reconcile net loss to net cash used in
operating activities:
Share-based compensation	117,960	198,550
Depreciation, depletion, amortization and accretion	386,843	55,384
Changes in:
Accounts receivable	(23,970)	(37,316)
Accounts receivable - related party	(143,253)	-
Prepaid expenses	(63,691)	(82,077)
Accounts payable and accrued liabilities	97,113	(32,040)
Accounts payable and accrued liabilities – related party	(196,728)	164,458
Interest payable – related party	29,668	-
Salary payable	(16,887)	103,152
Other payables	13,162	-
Common stock payable	53,000	-
Net cash used in operating activities	(1,556,612)	(1,543,524)
Cash flows used in investing activities:
Acquisition of oil and gas properties	(11,986,980)	(4,151,819)
Advances for oil and gas costs – related party	(862,483)	-
Advances for oil and gas costs	(9,177)	(56,257)
Capital expenditures	(24,147)	-
Change in restricted cash	-	1,600,000
Net cash used in investing activities	(12,882,787)	(2,608,076)
Cash flows provided by financing activities:
Proceeds from limited partners, net	15,708,240	6,720,331
Distributions to limited partners	(608,897)	(22,161)
Proceeds from notes payable and line of credit	21,396	24,416
Payments on notes payable	(175,836)	(114,869)
Payments on notes payable - related party	(185,523)	-
Net cash provided by financing activities	14,759,380	6,607,717
Net Increase (Decrease) in Cash	318,981	2,456,117
Cash at Beginning of Year	4,933,924	1,206,063
Cash at End of Year	$ 5,253,905	$ 3,662,180
Supplemental Cash Flow Information:
Cash paid during the year for:
Interest	$ 18,136	$ 11,524
Income taxes	-	-
Non-cash investing and financing transactions
Increase in asset retirement obligation	$ 6,700	$ 36,800
Stock issued for stock payable	$ 45,500	$ 5,500

See accountant’s report

  AZTEC OIL & GAS, INC.
CONSOLIDATED STATEMENT OF EQUITY
(Unaudited)

	Preferred Stock		Common Stock		Additional Paid-In	Accumulated	Non-controlling	Total
	Shares	Amount	Shares	Amount	Capital	Deficit	Interest
Balances, August 31, 2010	100,000	$100	36,511,608	$36,511	$4,933,651	$(11,266,722)	$14,615,168	$ 8,318,708
Stock issued for services	-	-	496,141	497	117,463	-	-	117,960
Share based compensation expense	-	-	-	-	-	-	-	-
Stock issued for stock payable	-	-	121,536	121	45,379	-	-	45,500
Investments, net of syndication costs	-	-	-	-	-	-	15,708,240	15,708,240
Distributions to non-controlling interest	-	-	-	-	-	-	(609,716)	(609,716)
Net loss	-	-	-	-	-	(1,592,745)	(216,265)	(1,809,010)
Balances, May 31, 2011	100,000	$100	37,129,285	$37,129	$5,096,493	$(12,859,467)	$29,497,427	$21,771,682

See accountant’s report.

AZTEC OIL & GAS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 – BASIS OF PRESENTATION
The accompanying unaudited interim consolidated financial statements of Aztec Oil & Gas, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the audited consolidated financial statements and notes thereto contained in Aztec’s Annual Report for the year ended August 31, 2010.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal 2010 as reported in the Annual Report have been omitted.

NOTE 2 - INVESTMENT IN DRILLING PARTNERSHIP
As of the date of this report, Aztec has completed twelve Limited Partnerships; Aztec 2006A Oil & Gas Limited Partnership (“Aztec 2006A LP”), Aztec 2006B Oil & Gas Limited Partnership (“Aztec 2006B LP”), Aztec 2007A Oil & Gas Limited Partnership (“Aztec 2007A LP”), Aztec VIIIA Oil & Gas Limited Partnership (“Aztec VIIIA LP”), Aztec VIIIB Oil & Gas Limited Partnership (“Aztec VIIIB LP”), Aztec VIIIC Oil & Gas Limited Partnership (“Aztec VIIIC LP”), Aztec XA Oil & Gas Limited Partnership (“Aztec XA LP”) and Aztec XB Oil & Gas Limited Partnership (“Aztec XB LP”), Aztec XC Oil & Gas Limited Partnership (“Aztec XC LP”), Aztec XIA Oil & Gas Limited Partnership (“Aztec XIA LP”), Aztec XIB Oil & Gas Limited Partnership (“Aztec XIB LP”) and Aztec XIC Oil & Gas Limited Partnership (“Aztec XIC LP”).  For all twelve partnerships, Aztec, through its wholly-owned subsidiary, Aztec Energy, LLC (“Aztec Energy”), acts as the Managing General Partner and Aztec and/or Aztec Energy retains thirty percent ownership interest in each Limited Partnership (for which interest Aztec contributed all leases and covers all tangible drilling costs).  Investors receive 70% - 85% of the cash profits, defined as revenue in excess of expenses, from successful wells drilled within the partnership, with the percentage dependent on the rate of return to investors during the first five years of the partnership.  After three years from the date of the first distribution, investors in the partnerships may request that the Managing General Partner, subject to a 10% limitation based on the total interests in the profits or capital of the Partnership, financial ability and other terms, repurchase their units at a price equal to two and a half times the most recent twelve month period net cash distributions from production received by the investor or the unit(s).  There have been no such requests to date.  Another Aztec subsidiary, Aztec Drilling & Operating, LLC, (“ADO LLC”) serves the Partnerships as turnkey drilling contractor and operator.

Aztec has a controlling financial interest in Aztec 2006A LP, Aztec 2006B LP, Aztec 2007A LP, Aztec VIIIA LP, Aztec VIIIB LP, Aztec VIIIC LP, Aztec XA LP, Aztec XB LP, Aztec XC LP, Aztec XIA LP, Aztec XIB LP and Aztec XIC LP, therefore, the partnerships’ financial statements are consolidated with those of Aztec and the other partners’ equity is recorded as non-controlling interest.

NOTE 3 – OIL AND GAS PROPERTIES
Oil and gas properties at May 31, 2011 and August 31, 2010 consisted of the following:

	May 31, 2011	August 31, 2010
Proved leasehold costs	$ 357,195	$ 241,812
Unproved leasehold costs	241,764	186,218
Costs of wells and development	10,162,823	6,174,229
Development drilling in progress	9,900,512	1,822,672
Exploratory drilling in progress	1,262,938	1,434,024
Capitalized asset retirement costs	100,581	73,881
Total cost of oil and gas properties	22,025,813	9,932,836
Accumulated depletion, depreciation, amortization and impairment	(4,545,809)	(4,167,146)
Oil and gas properties, net	$ 17,480,004	$ 5,765,690

Oil and gas properties, at cost:

Aztec reviews proved oil and natural gas properties and other long-lived assets for impairment. These reviews are performed at least annually and more frequently if events and circumstances, (such as downward revision of the reserve estimates or commodity prices) indicate a decline in the recoverability of the carrying value of such properties. Aztec estimates the undiscounted future cash flows expected in connection with the properties and compares such future cash flows to the carrying amount of the properties to determine if the carrying amount is recoverable. When the carrying amounts of the properties exceed their estimated undiscounted future cash flows, the carrying amounts of the properties are reduced to their estimated fair value. The factors used to determine fair value include, but are not limited to, estimates of proved reserves, future commodity prices, the timing of future production, future capital expenditures and a risk-adjusted discount rate. There were no asset impairments for the nine months ended May 31, 2011.

NOTE 4 – ASSET RETIREMENT OBLIGATIONS
The following is a description of the changes to Aztec’s asset retirement obligations:

	Three months ended May 31,
	2011	2010
Asset retirement obligations at beginning of quarter	$ 96,719	$ 37,700
Additions for exploratory and development drilling	12,725	34,400
Accretion expense	1,179	167
Asset retirement obligations at end of quarter	$ 110,623	$ 72,267

NOTE 5 – NOTES PAYABLE TO RELATED PARTIES
Aztec holds notes with CSI Energy, LP (“CSI”), a company controlled by consultant and shareholder, Franklin C. Fisher, Jr.  During the nine months ended May 31, 2011, Aztec repaid seven notes totaling $108,436 and accrued interest totaling $7,547.  Aztec currently holds five notes totaling $99,747 with an interest rate of 3.25% and one note in the amount of $205,560 with an original interest rate of 9%, payable to CSI.  The notes are due in full on September 1, 2012; however, are normally extended according to Aztec’s needs.

Aztec has notes payable directly to Franklin C. Fisher, Jr. During the nine months ended May 31, 2011, Aztec repaid three notes totaling $64,000 and the related accrued interest totaling $4,906.  Aztec currently holds two notes totaling $64,000 with an interest rate of 3.25% and one note in the amount of $336,600 with an original interest rate of 9.00%.  The notes are due in full on September 1, 2012; however, are normally extended according to Aztec’s needs.

Aztec also repaid a note payable to International Fluid Dynamics (IFD), a company controlled by consultant and shareholder, Franklin C. Fisher, Jr., in the amount of $3,400 along with the related accrued interest in the amount of $1,138.

All notes are unsecured.  Total interest expense accrued on the notes during and nine months ending May31, 2011 was $43,260.

NOTE 6 – NOTES PAYABLE AND LINE OF CREDIT

Aztec financed its directors’ and officers’ insurance policy in the amount of $21,396 on September 1, 2010, of which $2,230 remains outstanding as of May 31, 2011.  The note bears an interest rate of 11.21% and matures on August 1, 2011.

In May 2007 Aztec established an unsecured line of credit with Amegy Bank National Association with a credit limit of $200,000.  In February 2008, the amount of the line of credit increased from $200,000 to $400,000.  Interest on any outstanding balances is charged at one-half of one percent above the Amegy Bank National Association prime rate.  At May 31, 2011, the prime rate was five percent (5.00%), making the loan rate five and one-half percent (5.50%).  In May 2010, Aztec extended the line of credit through May 29, 2011.  Under the extension agreement, Aztec was required to make monthly interest payments on the last day of each month and was required to repay principal monthly in the amount $10,000 until the line of credit is due in full on May 29, 2011.  Aztec accelerated the principal payments and as of May 31, 2011, the amount outstanding under this facility was $1,000.

NOTE 7 – SHAREHOLDERS’ EQUITY
During the nine months ended May 31, 2011, Aztec issued 496,141 shares of common stock valued at $117,960 to various consultants, officers and directors for services. We also issued 121,536 shares of common stock valued at $45,500 for stock payable at August 31, 2010.

Item 4 Management’s discussion and analysis or plan of operation.

A. Plan of Operation.
1. Describe the issuer’s plan of operation for the next twelve months. This description should include such matters as:
Aztec’s principal business objective is to purchase, initiate and/or participate in oil and gas interests utilizing strategies that seek to manage and reduce the risk associated with traditional exploration and production operations; and to sponsor oil and gas drilling programs sold through FINRA registered broker dealers to accredited investors.

The Company feels that their business plan will provide sufficient funding to sustain itself for the next twelve months.  However, there can be no assurances to that effect.  In the event the Company requires additional funds, the Company will have to seek loans or equity placements to cover such cash needs.  There is no assurance additional capital will be available to the Company on acceptable terms.

Management is in the process of expanding its present sponsored drilling program business, placed through FINRA registered broker dealers, and is also actively seeking other businesses or properties to acquire so that it can expand its corporate owned operations. The analysis of new businesses and property acquisition opportunities and evaluating new business strategies will be undertaken by or under the supervision of the Company’s Officers and Directors. In analyzing prospective business opportunities, management will consider, to the extent applicable, the available technical, financial and managerial resources of any given business venture. Management will also consider the nature of present and expected competition; potential advances in research and development or exploration; the potential for growth and expansion; the likelihood of sustaining a profit within given time frames; the perceived public recognition or acceptance of products, services, trade or service marks; name identification; and other relevant factors. The Company anticipates that the results of operations of a specific business venture may not necessarily be indicative of the potential for future earnings, which may be impacted by a change in marketing strategies, business expansion, changing or substantially augmenting management, and other factors.

Management will analyze all relevant factors and make a determination based on a composite of available information, without reliance on any single factor. The period within which the Company will decide to participate in a given business venture cannot be predicted and will depend on certain factors, including the time involved in identifying businesses, the time required for the Company to complete its analysis of such businesses, the time required to prepare appropriate documentation and other circumstances.

i. a discussion of how long the issuer can satisfy its cash requirements and whether it will have to raise additional funds in the next twelve months;
(See A1 above)

ii. a summary of any product research and development that the issuer will perform for the term of the plan;
(See A1 above)

iii. any expected purchase or sale of plant and significant equipment; and
(See A1 above)

iv. any expected significant changes in the number of employees.
(See A1 above)

B. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
1. Full fiscal years.
i. Any known trends, events or uncertainties that have or are reasonably likely to have a material impact on the issuer's short-term or long-term liquidity;

Oil prices appear headed for a rise and on a long term basis are anticipated to increase substantially which will aid Issuer. Issuer can operate profitably at today’s energy prices on a well by well basis, and on a total firm basis with a reasonable increase in revenue, which is anticipated.

ii. Internal and external sources of liquidity;
Issuer has an adequate, open line of credit and good banking relationship with Amegy Bank of Texas, and is also able to borrow for short term needs from Franklin C Fisher, Jr and his controlled entities.

iii. Any material commitments for capital expenditures and the expected sources of funds for such expenditures; N/A

iv. Any known trends, events or uncertainties that have had or that are reasonably expected to have a material impact on the net sales or revenues or income from continuing operations; No

v. Any significant elements of income or loss that do not arise from the issuer's continuing operations; No

vi. The causes for any material changes from period to period in one or more line items of the issuer's financial statements; and Oil and natural gas pricing

vii. Any seasonal aspects that had a material effect on the financial condition or results of operation.
No, except natural gas prices normally rise in the winter months and fall in the summer; however, Issuer is heavily weighted in oil production.

2. Interim Periods.
Issuer formed and funded more drilling partnerships under its sponsored drilling programs through FINRA licensed broker dealers, and intends to continue to do so in addition to initiating more corporate owned projects and participations.

C. Off-Balance Sheet Arrangements.
Not applicable; the issuer has no off-balance sheet arrangements.

Item 5 Legal proceedings.
See Initial Disclosure Statement filed on April 13, 2009.

Item 6 Defaults upon senior securities.
----None---

Item 7 Other information.
----None---

Item 8 Exhibits.
See Initial Disclosure Statement filed on April 13, 2009.

Item 9 Certifications.
I, Waylan Johnson., certify that:
     1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;

     2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

     3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By:   //s// Waylan Johnson
Waylan Johnson, President
Date:  July 15, 2011

I, Larry Hornbrook, certify that:
     1. I have reviewed this Quarterly Disclosure Statement of Aztec Oil & Gas, Inc.;

  2. Based on my knowledge, this disclosure statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this disclosure statement; and

     3. Based on my knowledge, the financial statements, and other financial information included or incorporated by reference in this disclosure statement, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this disclosure statement.

By:     //s// Larry Hornbrook
Larry Hornbrook, Chief Financial Officer
Date:  July 15, 2011